Exhibit 99.3

Monthly Operating Report
ACCRUAL BASIS

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

JUDGE:	Russell Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	May	2016
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ H. Thomas Moran II	Trustee
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

H. Thomas Moran II	6/20/2016
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Paula Toy	Vice-President/Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Paula Toy	6/20/2016
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report
ACCRUAL BASIS-1

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	MARCH	APRIL	MAY
ASSETS
1.	UNRESTRICTED CASH	$1,744,873	$610,137	$1,192,573	$1,289,326
2.	RESTRICTED CASH
3.	TOTAL CASH	$1,744,873	$610,137	$1,192,573	$1,289,326
4.	ACCOUNTS RECEIVABLE (NET)	$2,741,107				[2]
5.	INVENTORY
6.	NOTES RECEIVABLE
7.	PREPAID EXPENSES
8.	OTHER (ATTACH LIST)		$0	$0	$0
9.	TOTAL CURRENT ASSETS	$4,485,981	$610,137	$1,192,574	$1,289,326
10.	PROPERTY, PLANT & EQUIPMENT
11.	LESS: ACCUMULATED DEPRECIATION/DEPLETION
12.	NET PROPERTY, PLANT & EQUIPMENT	$0	$0	$0	$0
13.	DUE FROM INSIDERS	$4,157,912				[1]
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)
15.	OTHER (ATTACH LIST)
16.	TOTAL ASSETS	$8,643,892	$610,137	$1,192,574	$1,289,326
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$0	$5,634	$0
18.	TAXES PAYABLE
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES		$310,215	$337,530	$333,819
21.	SECURED DEBT
22.	OTHER (ATTACH LIST)		$5,463	$5,463	$5,463
23.	TOTAL POSTPETITION LIABILITIES		$315,678	$348,627	$339,282
PREPETITION LIABILITIES
24.	SECURED DEBT
25.	PRIORITY DEBT	unknown
26.	UNSECURED DEBT	$9,001	$1,062	$1,062	$1,062
27.	OTHER (ATTACH LIST)
28.	TOTAL PREPETITION LIABILITIES	$9,001	$1,062	$1,062	$1,062
29.	TOTAL LIABILITIES	$9,001	$316,739	$349,688	$340,343
EQUITY
30.	PREPETITION OWNERS' EQUITY		$5,901,723	$5,901,723	$5,901,723
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$1,755,957	$2,250,083	$2,279,145
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$(7,364,283)	$(7,308,922)	$(7,231,886)[1]
33.	TOTAL EQUITY		$293,398	$842,885	$948,982
34.	TOTAL LIABILITIES & OWNERS' EQUITY		$610,137	$1,192,574	$1,289,326

[1]	This is Intercompany Due From Life Partners, Inc. reported on Schedule B Item 16 and shown above under Item 13. Due From Insiders.
[2]	The Debtor LPIFS records receipts on a cash basis and accordingly, does not carry receivable balances. The Schedules note a receivable balance as if receipts were recorded on an accrual basis as of the petition date.

Monthly Operating Report
SUPPLEMENT TO
ACCRUAL BASIS-1

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	MARCH	APRIL	MAY
POSTPETITION LIABILITIES
22.	US TRUSTEE FEES		$5,463	$5,463	$5,463
22.	TOTAL OTHER POSTPETITION LIABILITIES		$5,463	$5,463	$5,463

Monthly Operating Report
ACCRUAL BASIS-2

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

INCOME STATEMENT		FEBRUARY	MARCH	APRIL	MAY
REVENUES
1.	GROSS REVENUES	$12,364	$572,710	$583,423	$103,198
2.	LESS: RETURNS & DISCOUNTS
3.	NET REVENUE	$12,364	$572,710	$583,423	$103,198
COST OF GOODS SOLD
4.	MATERIAL
5.	DIRECT LABOR
6.	DIRECT OVERHEAD
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$12,364	$572,710	$583,423	$103,198
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION
10.	SELLING & MARKETING
11.	GENERAL & ADMINISTRATIVE	$154	$97	$6,295	$827
12.	RENT & LEASE
13.	OTHER (ATTACH LIST)
14.	TOTAL OPERATING EXPENSES	$154	$97	$6,295	$827
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$12,210	$572,613	$577,127	$102,371
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATTACH LIST)
17.	NON-OPERATING EXPENSE (ATTACH LIST)
18.	INTEREST EXPENSE
19.	DEPRECIATION / DEPLETION
20.	AMORTIZATION
21.	OTHER (ATTACH LIST)
22.	NET OTHER INCOME & EXPENSES	$0	$0	$0	$0
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$88,693	$80,917	$81,831	$72,703
24.	U.S. TRUSTEE FEES	$0	$325	$325
25.	OTHER (ATTACH LIST)	$350	$400	$845	$606	[1]
26.	TOTAL REORGANIZATION EXPENSES	$89,043	$81,642	$83,001	$73,309
27.	INCOME TAX
28.	NET PROFIT (LOSS)	$(76,832)	$490,971	$494,126	$29,062

[1]	Expenses for Relativity Hosting, Privilege Log Export and Trustee Expense Reimbursement.

Monthly Operating Report
ACCRUAL BASIS-3

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

		QUARTER				QUARTER
CASH RECEIPTS AND DISBURSEMENTS		ENDED 3/31/2016	APRIL	MAY	JUNE	ENDED 6/30/2016
1.	CASH - BEGINNING OF MONTH		$610,137	$1,192,573	$1,289,326
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$600,526	$583,422	$103,198		$686,620
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$0				$0
4.	POSTPETITION	$0				$0
5.	TOTAL OPERATING RECEIPTS	$600,526	$583,422	$103,198	$0	$686,620
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)	$0				$0
7.	SALE OF ASSETS	$0				$0
8.	OTHER (ATTACH LIST)	$21,107	$506	$326	$0	$831
9.	TOTAL NON-OPERATING RECEIPTS	$21,107	$506	$326	$0	$831
10.	TOTAL RECEIPTS	$621,633	$583,928	$103,524	$0	$687,452
11.	TOTAL CASH AVAILABLE		$1,194,065	$1,296,097	$1,289,326
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$0				$0
13.	PAYROLL TAXES PAID	$0				$0
14.	SALES, USE & OTHER TAXES PAID	$0				$0
15.	SECURED / RENTAL / LEASES	$0				$0
16.	UTILITIES	$0				$0
17.	INSURANCE	$0				$0
18.	INVENTORY PURCHASES	$0				$0
19.	VEHICLE EXPENSES	$0				$0
20.	TRAVEL	$0				$0
21.	ENTERTAINMENT	$0				$0
22.	REPAIRS & MAINTENANCE	$0				$0
23.	SUPPLIES	$0		$5,634		$5,634
24.	ADVERTISING	$0				$0
25.	OTHER (ATTACH LIST)	$521,571	$1,167	$1,138	$0	$2,305
26.	TOTAL OPERATING DISBURSEMENTS	$521,571	$1,167	$6,771	$0	$7,938
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES	$0				$0
28.	U.S. TRUSTEE FEES	$325	$325			$325
29.	OTHER (ATTACH LIST)	$0				$0
30.	TOTAL REORGANIZATION EXPENSES	$325	$325	$0	$0	$325
31.	TOTAL DISBURSEMENTS	$521,896	$1,492	$6,771	$0	$8,263	[1]
32.	NET CASH FLOW	$99,737	$582,436	$96,753	$0	$679,189
33.	CASH - END OF MONTH		$1,192,573	$1,289,326	$1,289,326

[1]	Total Disbursements includes the following amounts that are NOT disbursements, but are receipts of premiums being forwarded to LPI for deposit to the premiums collections account.

April 2016	$505.36
May 2016	$325.99

Monthly Operating Report
SUPPLEMENT TO
ACCRUAL BASIS-3

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

		QUARTER				QUARTER
CASH RECEIPTS AND DISBURSEMENTS		ENDED 3/31/2016	APRIL	MAY	JUNE	ENDED 6/30/2016
NON-OPERATING RECEIPTS (OTHER)
8.	FLOW THRU PREMIUMS	$20,721	$506	$326		$831
8.	PREMIUMS RETURNED	$386				$0
8.	RECEIPTS TO BE FORWARDED TO LPI	$0				$0
8.	TOTAL NON-OPERATING RECEIPTS	$21,107	$506	$326	$0	$831
OPERATING DISBURSEMENTS
25.	BANK FEES	$463	$662	$812		$1,473
25.	FLOW THRU PREMIUMS	$20,721	$505	$326		$831
25.	PREMIUMS RETURNED	$386				$0
25.	TRANSFER TO LPI BANK ACCOUNT	$500,000				$0
25.	TOTAL OPERATING DISBURSEMENTS (OTHER)	$521,571	$1,167	$1,138	$0	$2,305

Monthly Operating Report

ACCRUAL BASIS-4

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

ACCOUNTS RECEIVABLE AGING		SCHEDULE AMOUNT	MARCH	APRIL	MAY
1.	0-30
2.	31-60	$803,662
3.	61-90
4.	91+	$1,937,445
5.	TOTAL ACCOUNTS RECEIVABLE	$2,741,107	$0	$0	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE
7.	ACCOUNTS RECEIVABLE (NET)	$2,741,107	$0	$0	$0	[1]

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	May 2016

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL					$0
2.	STATE					$0
3.	LOCAL					$0
4.	OTHER (ATTACH LIST)					$0
5.	TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0

6.	ACCOUNTS PAYABLE	$0				$0

STATUS OF POSTPETITION TAXES	MONTH:	May 2016

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING				$0
2.	FICA-EMPLOYEE				$0
3.	FICA-EMPLOYER				$0
4.	UNEMPLOYMENT				$0
5.	INCOME				$0
6.	OTHER (ATTACH LIST)				$0
7.	TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING				$0
9.	SALES				$0
10.	EXCISE				$0
11.	UNEMPLOYMENT				$0
12.	REAL PROPERTY				$0
13.	PERSONAL PROPERTY				$0
14.	OTHER (ATTACH LIST)				$0
15.	TOTAL STATE & LOCAL	$0	$0	$0	$0
16.	TOTAL TAXES	$0	$0	$0	$0

[1]	The Debtor LPIFS records receipts on a cash basis and accordingly does not carry receivable balances. The Schedules note a receivable balance as if receipts were recorded on an accrual basis as of the petition date.

Monthly Operating Report

ACCRUAL BASIS-5

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

MONTH:	May 2016

BANK RECONCILIATIONS

		Account #1	Account #2	Account #3
A. BANK:		Bank of Texas
B. ACCOUNT NUMBER:		4069			TOTAL
C. PURPOSE (TYPE):		Checking
1.	BALANCE PER BANK STATEMENT	$1,289,203			$1,289,203
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$50			$50
3.	SUBTRACT: OUTSTANDING CHECKS				$0
4.	OTHER RECONCILING ITEMS	$74			$74
5.	MONTH END BALANCE PER BOOKS	$1,289,326	$0	$0	$1,289,326
6.	NUMBER OF LAST CHECK WRITTEN	1042

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND	$0

13.	TOTAL CASH - END OF MONTH	$1,289,326

Monthly Operating Report

ACCRUAL BASIS-6

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

MONTH:	May 2016

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.	Advance Trust & Life Escrow Services	Premium Remittance	$0	$118,868
2.	Purchase Escrow Services, LLC	Premium Remittance	$0	$3,803
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$0	$122,671

PROFESSIONALS							[1]
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID
1.	Asset Servicing Group	12/15/15	$1,077,928	$60,196	$1,077,928	$367,462
2.	Bridgepoint Consulting	12/15/15	$1,049,676	$69,585	$1,049,676	$551,255
3.	Epiq Bankruptcy Solutions	05/22/15	$3,476,060	$203,968	$3,301,953	$199,107
4.	Forshey & Prostok, LLP	04/28/15	$154,409		$154,409	$0
5.	Kevin Buchanan & Associates	07/01/15	$140,235		$140,235	$0
6.	Kim Hinkle, Attorney at Law	12/15/15	$273,064	$16,529	$273,064	$79,225
7.	MMS Advisors	03/25/16	$246,992		$246,992	$0
8.	Munsch, Hardt, Kopf & Harr, P.C.	12/15/15	$1,989,216		$1,989,216	$1,195,731
9.	Phillips Murrah	12/15/15	$237,452	$45,182	$237,452	$198,507
10.	Pronske Goolsby & Kathman, P.C.	05/05/15	$128,618		$128,618	$0
11.	Thompson & Knight, LLP	12/15/15	$9,567,162	$615,252	$9,567,162	$6,715,069
12.	Tom Moran, US Trustee	12/18/15	$11,850		$11,850	$933,107	[2]
13.	Smith, Jackson, Boyer & Bovard, PLLC	12/18/15	$57,305	$798	$57,305	$9,811
14.	Predictive Resources	11/19/15	$297,463	$27,635	$297,463	$168,231
15.	D3G Capital Management LLC/Lewis & Ellis Inc	12/03/15	$152,460		$152,460	$120,465
16.	Barbara Pope	12/15/15	$42,477		$42,477	$0	[3]
17.	Sutherland Asbill & Brennan LLP	12/15/15	$0			$50,139
18.	TOTAL PAYMENTS TO PROFESSIONALS			$1,039,144	$18,728,260	$10,588,109	[1]

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE

PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.
2.
3.
4.
5.
6.	TOTAL	$0	$0	$0

[1]	Professional fee and expense allocations are estimated by each firm across the 3 debtors, and are booked accordingly in the books and records. Payments are made based on cash availability and intercompany accounting. The total of all aggregate unallocated fees and expenses for the 3 debtors are reflected in the schedule above.
[2]	Total Paid To Date excludes out-of-pocket expense reimbursements on behalf of subsidiary debtors.
[3]	Amounts shown do not include employee/contractor payments.

Monthly Operating Report

ACCRUAL BASIS-7

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

MONTH:	May 2016

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY